Vanguard Fenway Funds

Supplement to the Statement of Additional Information Dated January 25, 2013

Statement of Additional Information Text Changes

The following replaces similar text on page B-2:
Custodians. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109 (for the Equity Income Fund); State
Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111 (for the Growth Equity Fund); and The Bank of
New York Mellon, One Wall Street, New York, NY 10286 (for the PRIMECAP Core Fund), serve as the Funds’ custodians.
The custodians are responsible for maintaining the Funds’ assets, keeping all necessary accounts and records of the
Funds’ assets, and appointing any foreign sub-custodians or foreign securities depositories.

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